UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2011

SUPERIOR ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34037	75-2379388
(State or other jurisdiction)	(Commission File Number)	(IRS Employer Identification No.)

601 Poydras St., Suite 2400, New Orleans, Louisiana	70130
(Address of principal executive offices)	(Zip Code)

(504) 587-7374

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On December 8, 2011, Superior Energy Services, Inc. (the “Company”) issued a press release announcing the closing of its offering of $800.0 million of new senior unsecured notes (the “Notes”) by SESI, L.L.C. (“SESI”), its direct, wholly-owned subsidiary.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of, the Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful. The Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Notes are being offered only to qualified institutional buyers under Rule 144A and outside the United States in compliance with Regulation S under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release by Superior Energy Services, Inc., dated December 8, 2011, announcing the closing of the offering by SESI, L.L.C. of $800.0 million of senior unsecured notes.

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Additional Information and Where to Find It

In connection with the proposed transaction, the Company and Complete filed with the SEC a registration statement on Form S-4 (File No. 333-177679), as amended on a Form S-4/A (Amendment No. 1) filed with the SEC on December 6, 2011. The registration statement includes a preliminary joint proxy statement/prospectus of the Company and Complete. The Company and Complete also plan to file with the SEC other relevant documents in connection with the proposed merger. The registration statement has not been declared effective by the SEC and the definitive proxy statement/prospectus is not currently available. The Company and Complete will each deliver their definitive proxy statement/prospectus to their stockholders when it is available. THE REGISTRATION STATEMENT AND THE PRELIMINARY PROXY STATEMENT/PROSPECTUS CONTAIN IMPORTANT INFORMATION REGARDING OUR COMPANY, COMPLETE AND THE PROPOSED ACQUISITION. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY THE PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WHEN IT BECOMES AVAILABLE, AS WELL AS OTHER DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the preliminary proxy statement/prospectus and other documents filed by us and Complete with the SEC at the SEC’s web site at www.sec.gov. The preliminary proxy statement/prospectus and such other documents (relating to our company) may also be obtained for free from us by accessing our website at www.superiorenergy.com. The preliminary proxy statement/prospectus and such other documents (relating to Complete) may also be obtained for free from Complete by accessing Complete’s website at www.completeproduction.com.

Participants in the Solicitation

The Company, its directors, executive officers and certain members of management and employees may be considered “participants in the solicitation” of proxies from the Company’s stockholders in connection with the acquisition. Information regarding such persons and a description of their interests in the acquisition is available in the Company’s joint proxy statement/prospectus filed with the SEC by Superior on November 3, 2011, as amended by Amendment No. 1 thereto dated December 6, 2011, and additional information regarding such persons is included in our proxy statement filed with the SEC on April 15, 2011.

Complete, its directors, executive officers and certain members of management and employees may be considered “participants in the solicitation” of proxies from Complete’s stockholders in connection with the acquisition. Information regarding such persons and a description of their interests in the acquisition is available in its joint proxy statement/prospectus filed with the SEC by Superior on November 3, 2011, as amended by Amendment No. 1 thereto dated December 6, 2011, and additional information regarding such persons is included in Complete’s proxy statement filed with the SEC on April 18, 2011.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. This notice is being issued pursuant to and in accordance with Rule 135(c) under the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ENERGY SERVICES, INC.

By:	/s/ Robert S. Taylor
Robert S. Taylor
Chief Financial Officer

Dated: December 8, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release by Superior Energy Services, Inc., dated December 8, 2011, announcing the closing of the offering by SESI, L.L.C. of $800.0 million of senior unsecured notes.